                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 19, 1998
                                                  -----------------


                          The Williams Companies, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                     1-4174                  73-0569878
---------------               ------------          -------------------
(State or other               (Commission           (I.R.S. Employer
jurisdiction of               File Number)          Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                                    74172
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  918/573-2000
                                                   ---------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events.


           The board of directors of The Williams Companies, Inc. (the "Company") has authorized Williams Communications Group, Inc., a wholly owned, indirect subsidiary of the Company, to sell a minority interest in its business to the public.

Item 7.    Exhibits.

The Company files the following exhibit as part of this report:

           Exhibit 99. Copy of the Company's press release, November 19, 1998, publicly announcing the information reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE WILLIAMS COMPANIES, INC.




Date: November 23, 1998                 /s/ William G. von Glahn
                                        ----------------------------------------
                                        Name:  William G. von Glahn
                                        Title: Senior Vice President
                                               and General Counsel

                               INDEX TO EXHIBITS




EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  99 Press Release dated November 19, 1998, publicly announcing the information reported herein.